UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported) December 18, 2002


        AEI REAL ESTATE FUND 85-A LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                        State of Minnesota
   (State or other Jurisdiction of Incorporation or Organization)




           0-14263                      41-1511293
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


   1300 Minnesota World Trade Center, St. Paul, Minnesota 55101
             (Address of Principal Executive Offices)


                        (651) 227-7333
    (Registrant's telephone number, including area code)


  (Former name or former address, if changed since last report)



Item 2.   Acquisition or Disposition of Assets.

       On December 18, 2002, the Partnership sold a Jack-in-the-Box restaurant in Fort Worth, Texas to Jack in the Box
Eastern Division, L.P., who is not affiliated with the Partnership. The Partnership received net proceeds of approximately $890,000 for the property, which resulted in a net gain of approximately $215,000.

Item 7. Financial Statements and Exhibits.

        (a) A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

             Assuming the Partnership had sold the property on January 1, 2001, the Partnership's Investments in Real Estate would have been reduced by $698,318 and its Current Assets
             (cash) would have increased by approximately $890,000 and Partner's Capital would have increased by $191,682.

             The Total Income for the Partnership would have decreased from $544,250 to $387,608 for the year ended December 31, 2001 and from $338,090 to $222,091 for the nine months ended September 30, 2002 if the Partnership had not owned the property during the periods.

             Depreciation  Expense would have  decreased  by
             $13,344   and  $10,008  for  the   year   ended
             December  31,  2001 and the nine  months  ended
             September 30, 2002, respectively.

             Partnership Administration and Property Management Expense would have decreased by $884 and $724 for the year ended December 31, 2001 and the nine months ended September 30, 2002, respectively.

             The net effect of these pro forma adjustments would have caused Net Income to decrease from $792,889 to $650,475 and from $850,820 to
             $745,553, which would have resulted in Net Income of $87.35 and $102.00 per Limited Partnership Unit outstanding for the year ended December 31, 2001 and the nine months ended September 30, 2002, respectively.

        (b)  Exhibits

             Exhibit  10.1 - Purchase  and   Sale  Agreement
                             dated July 12, 2002 between the
                             Partnership   and   Randall  K.
                             Gonzalez as Trustee  for  a  to
                             be  formed  Texas L.P. relating
                             to the  property  at  3459 Alta
                             Mesa Blvd., Fort Worth,  Texas.
                             (incorporated by reference   to
                             Exhibit  10.1   of  Form 10-QSB
                             filed  November 1, 2002)


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AEI REAL ESTATE FUND 85-A
                              LIMITED PARTNERSHIP

                              By: Net Lease Management 85-A, Inc.
                              Its: Managing General Partner


Date:  December 23, 2002         /s/ Mark E Larson
                              By:    Mark E. Larson
                              Its Chief Financial Officer